NEWS RELEASE

              March 17, 2011

OTC: QB WSHE

         For Immediate Release

E-DEBIT GLOBAL CORPORATION ANNOUNCES LAUNCH OF ITS

MICRO PAYMENT AND LOYALT CARD SYSTEM

Calgary, Alberta – E-Debit Global Corporation (“E-Debit”) announced today launch and deployment of wholly owned subsidiary E-Debit International Inc. (“E-Debit International”) Micro Payment and Loyalty Card System and Platform for deployment of the E-Debit loyalty, prepaid and debit Card program.

Management’s Commentary:

“As a result of our recent announcement related to our strategic partnership and equity stake in ebackup Inc. E-Debit is commencing the launch and deployment of our E-Debit loyalty, prepaid and debit Card program” advises E-Debit Chief Executive Doug Mac Donald.  “With ebackup Inc. supplying the additional technical expertise, PCI compliant data centre, technical support, and data protection services we now have the complete end to end infrastructure to initiate our card program.”

 “With the Canadian card product marketplace transitioning over to Chip card security (identified as EMV standards) E-Debit’s switching operations has successfully implemented its Interac certification enabling all Canadian Interac card products with the chip embedded security to be utilized in all bank machines processed through E-Debit.  E-Debit card products will run on the EMV protocol which is the current state of the business worldwide”.

“The Canadian financial services industry is the best in the world and E-Debit shares in this marketplace through its strategic business relationships and our leading world class financial processing capabilities.  This position allows for our move into the Card Payment services sector utilizing not only our historical world leading enhanced PIN based security but our chip card security experience and capabilities.    Currently E-Debit processes in excess of eleven million ($11,000,000) a month throughout its wholly owned Canadian ATM estate and we will grow our transaction processing as we continue to expand our processing platform and card program along with their related services” advises Mac Donald.

Additional Information:

Additional Information about E-Debit and the E-Debit’s operating subsidiaries, the Company’s Annual Filings and other public filings including the terms and conditions of the captionally noted

Investor Relations Consulting Agreement is available on the SEC website and on E-Debit’s website edebitglobal.

About E-Debit Global Corporation

E-Debit Global Corporation (WSHE) is a financial holding company in Canada at the forefront of debit, credit and online computer banking.  Currently, the Company has established a strong presence in the privately owned Canadian banking sector including Automated Banking Machines (ABM), Point of Sale Machines (POS), Online Computer Banking (OCB) and E-Commerce Transaction security and payment.  E-Debit maintains and services a national ABM network across Canada and is a full participating member of the Canadian INTERAC Banking System.

Financial Profile:

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CAPITALIZATION: 500,000,000 COMMON SHARES WITH NO PAR VALUE

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SHARES ISSUED: Common – 92,324,344

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  : Voting Preferred - 70,855,900

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For further details, please refer to WSHE website

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WSHE Symbol OTCQB

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Transfer Agent: Holladay Stock Transfer Inc.

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2939 North 67th Place

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Scottsdale, Arizona 85251

DISCLAIMER

Forward-Looking Statements: This news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties.  The forward-looking statements, which address the Company’s expected business and financial performance, among other matters, contain words such as “believe,” “expect,” “anticipate,” “optimistic,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” and similar expressions.  All statements, other than statements of historical fact, included herein, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and WSHE does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the underlying assumptions related to the events outlined in this news release proving to be inaccurate or unrealized, events impacting the likelihood and timing of the completion of the events outlined, such as regulatory approvals, and the Company’s ability to exploit the payment platform and other assets and execute on its strategy to develop and issue new and enhanced payment products and services and increase the Company’s revenues from such products and services.

For further information, please contact

E-Debit Global Corporation

Telephone: 1 (403) 473-8795

edebitglobal.com